Legal proceedings	12 Months Ended
Jun. 30, 2024
Legal proceedings provision [abstract]
Legal proceedings	Legal proceedingsA class action proceeding in the Federal Court of Australia was served on the Company in May 2022 by the law firm William Roberts Lawyers on behalf of persons who, between February 22, 2018, and December 17, 2020, acquired an interest in Mesoblast shares, American Depository Receipts, and/or related equity swap arrangements. In June 2022, the firm Phi Finney McDonald commenced a second shareholder class action against the Company in the Federal Court of Australia asserting similar claims arising during the same period. The Australian class actions relate to the Complete Response Letter released by the FDA in September 2020 in relation to the Company's GvHD product candidate; they also relate to certain representations made by the Company in relation to our COVID-19 product candidate and the decline in the market price of the Company's ordinary shares in December 2020. The Australian class actions have been consolidated into one lawsuit. On August 21, 2024, the Company announced that the class action had been resolved subject to Federal Court approval and includes no admission of liability. In relation to the settlement of the class action, which was assessed as an adjusting subsequent event, the Group recognized a provision for litigation settlement as of June 30, 2024 in the consolidated balance sheet (inclusive of interest and costs), refer to Note 6(d). Given the settlement will be funded entirely by Mesoblast's insurers, the Group has also recognized an insurance asset within trade and other receivables in the consolidated balance sheet as of June 30, 2024, refer to Note 5(b)(i).